UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

New Mountain Private Credit Fund

(Exact name of Registrant as specified in its charter)

Maryland	000-56694	99-6860731
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1633 Broadway, 48th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 9, 2026, New Mountain Private Credit Fund (the “Company”) entered into an uncommitted revolving loan agreement (the “Loan Agreement”) with NMF Investments III, L.L.C., as the lender (the “Lender”), and the Company, as borrower. The Lender is an affiliate of the Company’s investment adviser, New Mountain Finance Advisers, L.L.C. The Loan Agreement is structured as a discretionary unsecured revolving credit facility for the Company (the “Facility”), pursuant to which the Lender agrees to consider advancing, from time to time during the Facility Period (as defined in the Loan Agreement), revolving loans to the Company. The interest rate under the Facility is the mid-term applicable federal interest rate as published by the Internal Revenue Service of the U.S. Treasury and the maturity date of the Facility is December 31, 2030.

The Facility provides for maximum borrowings of up to $50.0 million aggregate outstanding principal amount at any time. The Facility permits the Company to repay any outstanding loans under the Facility in cash or in the Company’s common shares of beneficial interest, at its option, subject to compliance with applicable law, including the Investment Company Act of 1940, as amended.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to a copy of the Loan Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN PRIVATE CREDIT FUND

By:	/s/ Eric Kane
Name:	Eric Kane
Title:	Corporate Secretary

Date: February 13, 2026

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